July 17, 2008

                        CHURCH CAPITAL MONEY MARKET FUND

                Supplement to the Prospectus dated April 1, 2008


     The Board of Trustees has approved the mandatory redemption of all shares of the Church Capital Money Market Fund (the "Fund") and the termination of the Fund as being in the best interests of the Fund and its shareholders. It is anticipated that all outstanding shares of the Fund will be redeemed and that the Fund will discontinue operations on or about August 8, 2008 ("Closing Date"). As a result, effective immediately, the Fund is no longer accepting new investors into the Fund.

     Shareholders may continue to freely purchase and redeem their shares on each business day during the Fund's termination process. As part of this process, the Fund's assets will remain invested in accordance with the requirements of Rule 2a-7 of the Investment Company Act of 1940.

     Shareholders remaining in the Fund as of the Closing Date will receive the net asset value per share for all shares owned on such date and the proceeds (including applicable capital gains, if any) will be mailed to each such shareholder's address of record.

     Shareholders that have invested through an Individual Retirement Account or other tax-deferred retirement account should keep in mind the rules regarding the reinvestment of these assets. Please consult your personal tax consultant for any questions regarding your investment, including the consequences of the mandatory redemption of your shares of the Fund.

     If you have any questions regarding the Fund, please call 1-877-742-8061.

          Investors Should Retain This Supplement for Future Reference
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